Business Combination (Tables)	12 Months Ended
Dec. 31, 2019
Business Combinations1 [Abstract]
Estimates of fair value to assets acquired and liabilities assumed
The total consideration paid and estimates of the fair value of the assets acquired and liabilities assumed as at the date of the acquisition are set forth in the table below.

Consideration
Common shares issued	$1,238,995
Share-based compensation(1)	3,100
Total consideration	$1,242,095

Fair value of net assets acquired
Exploration and evaluation assets	$97,858
Oil and gas properties	1,748,368
Working capital deficiency excluding bank debt and financial derivatives	(46,773)
Financial derivatives	(5,548)
Bank debt(2)	(316,800)
Asset retirement obligations	(39,960)
Deferred income tax liability	(195,050)
Net assets acquired	$1,242,095
(1)Following closing of the transaction, holders of units outstanding under Raging River's share-based compensation plans were entitled to Baytex common shares rather than Raging River common shares with adjustment to the exercise price or quantity outstanding based on the exchange ratio for the Raging River shares. As a result, the fair value assigned to the service period that had occurred prior to closing was recognized by Baytex as additional consideration (see note 14).
(2)On August 22, 2018, Baytex amended its credit facilities to include the credit facility assumed in conjunction with the acquisition of Raging River and converted outstanding principal amounts to a non-revolving term loan.